Exhibit 99.1
                                                                   ------------


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Jaclyn, Inc. (the "Company") for the fiscal quarter ended September 30, 2002 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 14, 2002                   /s/ Robert Chestnov
                                            ----------------------------------
                                            Robert Chestnov, President
                                            (Chief Executive Officer)


Dated:  November 14, 2002                   /s/ Anthony Christon
                                            ----------------------------------
                                            Anthony Christon, Chief Financial
                                            Officer


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